[LOGO OF SOMANETICS]



                             Mary Ann Victor
                             Vice President, Communications and Administration

                             Somanetics Corporation
                             1653 East Maple Road
                             Troy, MI  48083-4208
                             Tel: (248) 689-3050, ext. 204
                             Fax: (248) 689-4272
                             mavictor@somanetics.com


                                                          September 15, 2004

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Re:      Somanetics Corporation - Current Report on Form 8-K
                  Dated September 15, 2004 (File No. 0-19095)

Dear Sir or Madam:

     Pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, pursuant to Regulation S-T and pursuant to the General Instructions to Form 8-K, enclosed for filing is a complete copy of the Company's Current Report on Form 8-K, including any financial statements, exhibits or other papers or documents filed as a part of such report.

                                     Very truly yours,

                                     /s/ Mary Ann Victor
                                     ------------------------------------------
                                     Mary Ann Victor
                                     Vice President of Communications and
                                     Administration and Secretary

Enclosures

cc:      National Association of Securities Dealers, Inc. (by EDGAR)
         Bruce J. Barrett
         William M. Iacona
         Robert Henry
         Michelle T. Collins
         Patrick T. Duerr
         Robert J. Krueger

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         September 15, 2004


                             SOMANETICS CORPORATION
             (Exact name of registrant as specified in its charter)

          Michigan                  0-19095                    38-2394784
----------------------------      -------------            -------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                  File Number)            Identification No.)


1653 East Maple Road, Troy, Michigan                          48083-4208
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code           (248) 689-3050
                                                    ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.
[ ]  Soliciting material pursuant to Rule 14a-2 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.   Results of Operations and Financial Condition

     On September 15, 2004, Somanetics Corporation announced its financial results for the third fiscal quarter ended August 31, 2004 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 2004                 SOMANETICS CORPORATION
                                    ------------------------------------------
                                                (Registrant)

                                     By: /s/ Mary Ann Victor
                                    ------------------------------------------
                                             Mary Ann Victor

                                    Its: Vice President of Communications and
                                         Administration and Secretary

                                  EXHIBIT INDEX

Exhibit                             Description
99.1                                News release dated September 15, 2004